Trade and Other receivables	6 Months Ended
Jun. 30, 2022
Text Block [Abstract]
Trade and Other receivables
2.5.10 Trade and Other receivables

	As at June 30,	As at December 31,
(€‘000)	2022	2021
Trade receivables	466	203
Advance deposits	210	246
Net Investment in Lease	81	219

Total Trade and Other receivables	757	668

Current Grant receivables (RCAs)	1 736	1 121
Current Grant receivables (Others)	1 078	274

Total Current Grant receivables	2 814	1 395

Prepaid expenses	1 069	1 688
VAT receivable	316	483
Income and other tax receivables	39	40

Total Other current assets	1 424	2 211

Total Trade receivables, current grant receivables and other current assets	4 995	4 274

The trade and other receivables remain stable compared to the period ended December 31, 2021. The current net investment in lease refers to the receivable recorded under IFRS16 Leases accounting standard as the Group subleases some office spaces it leases from a head lessor.
As of June 30, 2022, grant receivables of €2.8 million ha
ve
 been recorded due to Walloon Region recoverable cash advances regarding mainly
CYAD-02
(numbered 8088) and
CYAD-101
(numbered 8212) and shARC franchise (numbered 1910028) and the non-refundable
grant linked to the New Engagers (numbered 8516). The increase in current grant receivables for €1.4 million is primarily driven by lower cash proceeds from the Walloon Region in 2022 compared to the qualified expenses incurred during the period.
The decrease in other current assets as of June 30, 2022 compared to December 31, 2021 of
 €0.8 million is primarily driven by the decrease o
f
 prepaid expenses o
n
 insurances
of
 €0.5 million due to timing difference on their related payments and VAT receivable associated to timing of purchases and clinical expenses.